JPMorgan 24 th Annual Healthcare Conference January 11, 2006 JPMorgan High Yield Conference February 6, 2006 Exhibit 99.2

Universal | Hospital | Services
Service you can count on.®

Forward Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
We believe statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes, and impacts of equipment product recalls or obsolescence. See the risk factor discussion detailed in our Annual Report on
Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange
Commission.
This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

UHS
Universal | Hospital | Services
Service you can count on.®

UHS Overview
Leading provider of movable medical equipment
lifecycle services
Over 3,200 hospitals
3,150 acute and alternate site providers
200 equipment manufacturers
Largest most modern equipment fleet in the industry
Over 250,000 units owned or managed nationwide
Average age of UHS equipment fleet is less than 4 years
Outstanding reputation for service and quality
98% customer retention rate
Best-in-class operations, IT and logistical systems

District Office
Centers of Excellence
District Office and Centers of Excellence
Seattle
Portland
Fargo
Duluth
Marquette
Minneapolis
Sioux Falls
Appleton
Milwaukee
Madison
West Allis
Grand Rapids
Detroit
Rockford
Chicago
Naperville
Iowa City
Omaha
Salt Lake City
Toledo
Cleveland
Rochester
Boston
Hartford
Long Island
New York
Lancaster
Philadelphia
Pittsburgh
Totowa
Akron
Columbus
Baltimore/
Washington D.C.
Bloomington
Indianapolis
Cincinnati
Charleston
Richmond
Norfolk
Sacramento
San Francisco
Oakland
Fresno
Denver
Kansas City
St. Louis
Wichita
Louisville
Las Vegas
Raleigh
Ventura
Pasadena
Anaheim
San Bernardino
San Diego
Phoenix
Tucson
Albuquerque
Tulsa
Oklahoma City
Nashville
Knoxville
Charlotte
Memphis
Little Rock
West Columbia
Atlanta
Lubbock
Midland
Dallas
Birmingham
Mobile
New Orleans
Jacksonville
Houston
San Antonio
Tampa
Ft. Lauderdale
Honolulu
Hawaii

4 Significant Competitive Advantages •National Infrastructure •Large, modern medical equipment fleet

UHS
Universal | Hospital | Services
Service you can count on.

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services SM
4
Redeploy & Remarket
3
Maintain & Repair

5 UHS – Then (1939-2000): “Equipment Rental Company” Medical Equipment Rental Market Size: $200-$250 million Competition: Mediq & local Mom & Pops

Universal | Hospital | Services
service you can count on.

Equipment Lifecycle Services℠
1
Plan & Acquire
2
Manage & Utilize
3
Maintain & Repair
4
Redeploy & Remarket

UHS – Today:
“Medical Equipment Lifecycle Services” Company
Professional
Services
Recovery &
Brokerage
Medical
Equipment
Outsourcing
Biomedical
Services
Amplifier of
other Quadrants
Market size of
$5 Billion
Advent of AMPP
addresses $5
Billion market
Market size of
$20 Billion
Note:
Our reimbursement comes directly from these
customers, not from Medicare, Medicaid, etc.

UHS

Universal | Hospital | Services

Service you can count on.®

Why Resident Based Programs?
AMPP / CHAMP / TEAM
®
Growing, stable business
Improves “Quality of Earnings”
Longer-term, on-site relationships
“Residency” places UHS in the flow of a hospital’s
additive needs
Over 125 Resident programs at 9/30/05
Higher revenue per customer than supplemental /
transactional business

Universal | Hospital | Services
service you can count on.®

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services℠
4
Redeploy & Remarket
3
Maintain & Repair

2004 2005 % Change
Revenues $116.9 $125.6 7%
MME Depreciation* $26.9 $28.1 4%
Gross Margin $55.3 $57.7 4%
Gross Margin % 47% 46%
Nine Months
Quadrant 2:    Outsourcing Segment
Non-resident Rental of UHS-owned equipment
• Rental of moveable medical equipment
• Bariatrics: suite of products for treatment of obesity
AMPP Resident Programs
(Asset Management Partnership Program)
• On site management of UHS owned equipment
• Customer pays “per use” fee
This  segment is substantially
the rental of “UHS-owned”
equipment, thus it is highly
capital intensive
*  Refer to Appendix for reconciliation of MME
depreciation to total depreciation expense

UHS
Universal | Hospital | Services
service you can count on.

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services SM
4
Redeploy & Remarket
3
Maintain & Repair

®
Quadrant 3:     Technical Services Segment
Maintain & Repair Customer-owned Equipment:
Non-resident, response-based Biomedical Services
Resident-Based Biomedical Service Management Programs
CHAMP : small hospitals in rural areas
TEAM:  larger hospitals in urban areas
Manufacturer Services
This segment focuses on
maintaining & repairing
“customer-owned” equipment,
thus is low capital intensity
2004 2005 % Change
Revenues $18.1 $22.4 24%
Gross Margin $5.5 $5.6 2%
Gross Margin % 30% 25%
Nine Months
(ACES included in 2005, but only Q2 and Q3 in 2004)

UHS
Universal | Hospital | Services
Service you can count on.™

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services℠
Maintain & Repair
3
Redeploy & Remarket
4

Quadrant 4:  Medical Equipment Sales & Remarketing
Asset recovery & equipment brokerage
New equipment sales
Disposable Sales
Logistics Management
This segment has low-to-
moderate capital intensity via
short-term inventory needs
2004 2005 % Change
Revenues $12.8 $14.0 9%
Gross Margin $3.0 $2.9 -5%
Gross Margin % 24% 21%
Nine Months

Universal | Hospital | Services
Service you can count on.

Plan & Acquire
1
Manage & Utilize
2
Maintain & Repair
3
Redeploy & Remarket
4
Equipment Lifecycle Services SM

Quadrant 1:     Plan & Acquire
Technology assessment baseline reporting
Vendor neutral Capital Planning Services
Product comparison research and reports
Equipment product of choice
Prior to 2005, activity focused on supporting the other 3
quadrants
2005 and Beyond
Stand-alone, fee-based Consulting Services
Expansion of offerings that build on UHS’ proprietary database and industry expertise

UHS
Universal | Hospital | Services
service you can count on.®

Market Setting – Year-to-Date September 2005
Market Headwinds in Hospital Marketplace:
Weaker than expected hospital census
Bad Debt / Indigent Patients continue to challenge hospitals
Baxter Recalls
Hurricanes
UHS has adapted to such headwinds and continues to grow!
Transition from “Rental” to “Equipment Lifecycle Services Company”
Continued progress in signing Resident programs (+ 21 in 2005)
Continued robust revenue and EBITDA growth despite headwinds

UHS

Universal | Hospital | Services

Service you can count on.

0

1999 2000 2001 2002 2003 2004 12
months
ending
9/30/05
Capex as % of Total Revenues has Improved Dramatically   ($ millions)
Outsourcing
Revenues
Sales &
Remarketing
Revenues
Service
Revenues
Net
Accrual
Capex
Accrual Capex
% of Revenues        44%                  30%                 33% 25%                  23%               22%       20% Est.
Continued
Progress in 2005
Refer to appendix for reconciliation of Cash Used in Investing Activities to Net Accrual Capex

Universal | Hospital | Services
service you can count on.®

14 EBITDA Growth ($ millions) Refer to appendix for definition and reconciliation 0 25 50 75 1999 2000 2001 2002 2003 2004 12 months ending 9/30/05 EBITDA plus Board Fees & Fin/Reorg/SOX Charges

UHS

Universal | Hospital | Services

Service you can count on.®

2006 Key Drivers
Continued Transition to “Lifecycle” Company
Growth of resident programs
Growth of less capital intensive business
Manufacturer partnerships
GPO signings
Changing Healthcare Marketplace
Hospital census
Healthcare legislation
Baxter Recall

UHS
Universal | Hospital | Services
Service you can count on.®

Summary
UHS’ goal is to extend our position as the leading Medical Equipment
Lifecycle Services Company
We have strategic market positioning; growth opportunities
Excellent customer service reputation for over 65 years!
Strong relationships with 3,200 hospital customers, 3,150 alternative site customers;
equipment manufacturing customers
Competitive advantage
Large and modern fleet of medical equipment
National logistics network
Strong growth opportunities with Equipment Lifecycle Programs
Resident programs
Manufacturer relationships
GPO’s

JPMorgan 24 th Annual Healthcare Conference January 11, 2006 JPMorgan High Yield Conference February 6, 2006

Appendix
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UHS

Universal | Hospital | Services

Service you can count on.™

EBITDA Reconciliation ($ millions)
EBITDA (before management/board fees, financing and reorganization costs, and costs related to Sarbanes Oxley compliance) and EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles
(GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the
Company’s financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and EBITDA before management and board fees is included because the company’s financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the
Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and EBITDA before management/board fees, and costs related to Sarbanes Oxley compliance is included below.
2004 2005
Net cash provided by operating activities 37.1 $        34.6 $
Changes in operating assets and liabilities (7.3)             (1.9)
Other non-cash expenses (0.7)             (1.9)
Current income taxes 0.2              0.6
Interest expense 22.5            23.1
EBITDA 51.8            54.5
Management and board fees 0.6              0.6
SOX -              0.6
52.4 $        55.7 $
Nine Months

UHS
Universal | Hospital | Services
service you can count on.®

EBITDA Reconciliation 2000 –
2005 Q3  ($ millions)
12 months
ending
EBITDA 1999 2000 2001 2002 2003 2004 9/30/2005
Net cash provided by operating activities 15.2 $        28.2 $        31.7 $        40.2 $        16.0 $        38.0 $          35.5 $
Changes in operating assets and liabilities 4.2              (3.5)             0.4              4.1              7.9              2.2               7.7
Other non-cash expenses (2.1)             (2.3)             (3.7)             (11.7)          (7.9)             (3.4)              (4.9)
Current income taxes 0.6              0.1              0.1              0.1              0.3              1.2               1.6
Interest expense 18.0            20.7            19.6            18.1            20.2            30.5             31.2
EBITDA 35.9 $        43.2 $        48.1 $        50.8 $        36.5 $        68.5 $          71.1 $
Financing and Reorg charges 1.3 $           - $          2.8 $           10.1 $        27.7 $        - $            - $
Management and board fees 0.0 $           0.3 $           0.4 $           0.3 $           0.3 $           0.7 $            0.8 $
SOX Expense 0.0 $           - $          - $          - $          - $          0.2 $            0.8 $
37.2 $        43.5 $        51.3 $        61.2 $        64.5 $        69.4 $          72.7 $
Financing and Reorganization Charges
Recapitalization, stock compensation, - $          - $          1.6 $           10.1 $        14.4 $        - $            - $
and severance expenses
Terminated IPO expenses - $          - $          1.2 $           - $          - $          - $            - $
Loss on early retirement of debt 1.3 $           - $          - $          - $          13.3 $        - $            - $
   Subtotal 1.3 $           - $          2.8 $           10.1 $        27.7 $        - $            - $
Total Revenues 92.2 $        106.0 $      125.6 $      153.8 $      171.0 $      199.6 $        213.7 $

UHS

Universal | Hospital | Services

Service you can count on.

Depreciation and Amortization Reconciliation  ($ millions)
2004 2005
Movable Medical Equipment Depreciation 26.9 $        28.1 $
Other Gross Margin Depreciation 0.5              1.0
  Total Gross Margin Depreciation 27.4            29.1
Selling, General, and Admin Depreciation 1.7              1.9
Intangibles Amortization 0.3              1.3
Total Depreciation and Amortization 29.4            32.3
Note: Excludes amortization of deferred financing fees
Nine Months

Accrual Capex Reconciliation  ($ millions)
12 months
ending
1999 2000 2001 2002 2003 2004 9/30/05
Cash used in investing activities 49,441         31,504         41,511         38,956         36,769         65,150         41,533
   Less: Acquisitions (6,293)          -              (7,788)          -              (1,875)          (15,104)        -
   Less: Other (140)            79               (294)            (200)            (204)            -              -
   Add: Fixed assets from acq. 2,603           -              5,409           -              588             1,284           -
   Less: MME in A/P prior year (8,405)          (3,000)          (2,975)          (5,942)          (5,999)          (10,503)        (4,187)
   Add: MME in A/P current year 3,000           2,975           5,942           5,999           10,503         3,808           4,368
Accrual Capex 40,206         31,558         41,805         38,813         39,782         44,635         41,714